Thermon Appoints Victor L. Richey to Board of Directors

AUSTIN, TX (December 7, 2023) Thermon Group Holdings, Inc. (NYSE: THR) (“Thermon”), a global leader in industrial process heating solutions, today announced the appointment of Mr. Victor L. Richey, retired Chairman and Chief Executive Officer of ESCO Technologies, Inc (NYSE: ESE) (“ESCO”), to Thermon’s board of directors (the “Board”). Mr. Richey’s addition is part of the Board’s ongoing succession planning efforts.

John U. Clarke, Thermon’s Chairman of the Board said, “On behalf of our entire Board, we are delighted to welcome Vic to the Board. Vic brings a track record of proven success from his tenure as Chairman and CEO of ESCO, which under his leadership, significantly increased shareholder value, driven by both organic and inorganic growth. Only recently retired, Vic brings a breadth of current and relevant experience to the Board, including strategic planning and execution, transformational leadership, management development, M&A, governance, social responsibility, and risk management – all keys to driving incremental value for Thermon stockholders.”

Mr. Richey said, “I look forward to working with the rest of the Thermon Board. I believe that management and the Board are pursuing well thought-out strategies to drive long-term value creation for stockholders. In addition, I am excited to join a board with such diversity and breadth of experience and who values a strong culture of transparency and responsible governance on behalf of all stockholders. Having managed through the many challenges of recent years, I appreciate the significant progress Thermon has made to date in transforming its business in pursuit of its strategic plan of decarbonization, digitization and diversification and I look forward to working with management to further drive this transformation in the future.”

Thermon CEO Bruce Thames noted, “Vic is an important asset for the Board. He has successfully executed a business strategy with characteristics very similar to Thermon’s ongoing journey of transformation. He brings knowledge of our targeted end-markets and insights into pursuing strategic acquisitions as a means of accelerating growth. In addition, Vic shares our focus on return-driven capital allocation, prudent balance sheet management, and the importance of investing in our human capital as critical components of sustainable growth.”

Until his retirement in September 2022, Mr. Richey, 66, was the Chairman and Chief Executive Officer of ESCO, a global provider of highly engineered products and solutions serving diverse end-markets, including aerospace and defense, industrial, the utility and renewable energy sectors, and radio frequency shielding and testing. At ESCO, Mr. Richey served as Chief Executive Officer from 2002, as well as Chairman of the Board from 2006, until his retirement in 2022. Mr. Richey has served on the board of directors of Nordson Corporation (NASDAQ: NDSN), a precision technology company serving consumer non-durable, medical, electronics and industrial end-markets, since 2010. He served in the United States Army from 1979 to 1985. Mr. Richey holds a Bachelor of Arts degree from Western Kentucky University and a Master of Business Administration degree from Washington University.

About Thermon

Through its global network, Thermon provides safe, reliable and mission critical industrial process heating solutions. Thermon specializes in providing complete flow assurance, process heating, temperature maintenance, freeze protection and environmental monitoring solutions. Thermon is headquartered in Austin, Texas. For more information, please visit www.thermon.com.

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements within the meaning of the U.S. federal securities laws in addition to historical information. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our industry, business strategy and the addition of Mr. Richey to the Board and his expected contributions to the Board. When used herein, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should" "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows.

Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, (i) the outbreak of a global pandemic, including the current pandemic (COVID-19 and its variants); (ii) general economic conditions and cyclicality in the markets we serve; (iii) future growth of energy, chemical processing and power generation capital investments; (iv) our ability to operate successfully in foreign countries; (v) our ability to successfully develop and improve our products and successfully implement new technologies; (vi) competition from various other sources providing similar heat tracing and process heating products and services, or alternative technologies, to customers; (vii) our ability to deliver existing orders within our backlog; (viii) our ability to bid and win new contracts; (ix) the imposition of certain operating and financial restrictions contained in our debt agreements; (x) our revenue mix; (xi) our ability to grow through strategic acquisitions; (xii) our ability to manage risk through insurance against potential liabilities (xiii) changes in relevant currency exchange rates; (xiv) tax liabilities and changes to tax policy; (xv) impairment of goodwill and other intangible assets; (xvi) our ability to attract and retain qualified management and employees, particularly in our overseas markets; (xvii) our ability to protect our trade secrets; (xviii) our ability to protect our intellectual property; (xix) our ability to protect data and thwart potential cyber-attacks; (xx) a material disruption at any of our manufacturing facilities; (xxi) our dependence on subcontractors and third-party suppliers; (xxii) our ability to profit on fixed-price contracts; (xxiii) the credit risk associated to our extension of credit to customers; (xxiv) our ability to achieve our operational initiatives; (xxv) unforeseen difficulties with expansions, relocations, or consolidations of existing facilities; (xxvi) potential liability related to our products as well as the delivery of products and services; (xxvii) our ability to comply with foreign anti-corruption laws; (xxviii) export control regulations or sanctions; (xxix) changes in government administrative policy; (xxx) the current geopolitical instability in Russia and Ukraine and related sanctions by the U.S. and Canadian governments and European Union; (xxxi) environmental and health and safety laws and regulations as well as environmental liabilities; and (xxxii) climate change and related regulation of greenhouse gases, and (xxxiii) those factors listed under Item 1A "Risk Factors" included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 filed with the Securities and Exchange Commission (the "SEC") on May 25, 2023 and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings that we have filed or may file with the SEC. Any one of these factors or a combination of these factors could materially affect our future results of operations and could influence whether any forward-looking statements contained in this release ultimately prove to be accurate.

Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. We do not intend to update these statements unless we are required to do so under applicable securities laws.

CONTACT

Kevin Fox, Chief Financial Officer
Ivonne Salem, Vice President, FP&A and Investor Relations
(512) 690-0600
Investor.Relations@thermon.com